Unsecured Convertible Loan Notes and Derivative Financial Instruments	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Unsecured Convertible Loan Notes and Derivative Financial Instruments

Note 22 Unsecured Convertible Loan notes and Derivative Financial Instruments

The convertible notes are presented in the consolidated balance sheet as follows:

Borrowings (current liabilities)
(in U.S. dollars)	LGES	Yorkville	TOTAL
Balance at January 1, 2024	28,554,210	—	28,554,210
Interest expense	1,806,365	—	1,806,365
Effect of foreign currency movements	—	—	—
Balance at December 31, 2024	30,360,575	—	30,360,575
Initial Recognition	—	82,658,645	82,658,645
Costs of issue of convertible notes	—	(10,272,148)	(10,272,148)
Interest expense*	1,801,403	—	1,801,403
Effect of foreign currency movements	—		—
Conversions		(43,832,847)	(43,832,847)
Balance at December 31, 2025	32,161,978	28,553,650	60,715,628

* Interest expense on the LGES convertible notes, for the year ended December 31, 2025, is calculated by applying the effective interest rate of 6.56% to the liability component. Interest payable on the Yorkville convertible notes is included in sundry payables and accrued expenses.

Derivative Financial Instruments (current liabilities)
(in U.S. dollars)	LGES	Yorkville	TOTAL
Balance at January 1, 2024	866,278	—	866,278
Fair value loss (gain)	4,536,546	—	4,536,546
Effect of foreign currency movements	(34,200)	—	(34,200)
Balance at December 31, 2024	5,368,624	—	5,368,624
Initial Recognition	—	17,341,356	17,341,356
Costs of issue of convertible notes	—	(2,118,335)	(2,118,335)
Fair value loss (gain)	(3,999,171)	(1,101,629)	(5,100,800)
Effect of foreign currency movements	310,974	7,583,695	7,894,669
Loss on extinguishment of convertible notes	—	32,940,662	32,940,662
Conversions	—	(49,101,027)	(49,101,027)
Balance at December 31, 2025	1,680,427	5,544,722	7,225,149

Yorkville convertible debentures

On July 24, 2025, the Company entered into a funding agreement with YA II PN, Ltd, an affiliate of Yorkville Advisors Global, LP (“Yorkville”), under which the Company issued $100.0 million of unsecured convertible debentures, for proceeds of $95.0 million.

The convertible debentures are unsecured obligations of the Company and were issued at a price equal to 95% of face value. The debentures bear interest at 5% per annum, payable semi-annually in cash, ordinary shares, or a combination of both at the discretion of Yorkville.

The debentures mature 18 months from the relevant drawdown date, unless earlier converted or redeemed. Yorkville may elect to convert all or part of the outstanding debentures into fully paid ordinary shares at a variable conversion price, subject to a floor price of A$0.12 per share and an upper limit based on a fixed conversion price of A$0.6435.

The funding agreement provided for the issuance of the debentures in multiple tranches, with drawdowns subject to certain conditions precedent, including market capitalisation, liquidity thresholds and the absence of a material adverse change. At December 31, 2025 the convertible debentures have been fully drawn down, and US$60.0 million of convertible debentures had been converted.

If all outstanding convertible notes were converted at December 31, 2025, 142,273,914 ordinary shares would have been issued upon conversion.

The Company may, at its discretion, redeem the debentures in cash at any time up to three months prior to the applicable maturity date at a price equal to 110% of the outstanding principal amount. Early redemption is permitted only where both (i) the average of the seven daily VWAPs of the Company’s Shares traded on the ASX immediately preceding the proposed redemption date, and (ii) the VWAP of the Shares on the ASX on the trading day immediately prior to the proposed redemption date, are each below the fixed conversion price. Any outstanding debentures not converted prior to maturity are repayable in cash on the maturity date.

The fair value of the conversion option (derivative financial liability) was determined using Monte Carlo Simulation methodology. The key assumptions include:

•
The risk-free rate;
•
The volatility of the NOVONIX share price.

The derivative financial liability is carried at fair value at each reporting date, with gains or losses being recognized in the consolidated statement of profit or loss and other comprehensive income. The remainder of the proceeds were allocated to borrowings with the liability recognized at amortized cost until extinguished on conversion or maturity of the notes.

Fair Value Hierarchy

The derivative financial liability is classified as a Level 3 fair value in the fair value hierarchy as one or more of the significant inputs is not based on observable market data.

The valuation model is highly sensitive to the probability weights applied to the timing of the placement of the purchase order, which is a significant unobservable input. See Note 31 Financial Risk Management for Level 3 disclosures and key assumptions.

LGES convertible debentures

On June 21, 2023, the Company issued 45,221,586 convertible loan notes, with a face value of A$1.00 per note, a coupon rate of 4%, and a maturity date of June 7, 2028, for proceeds of $30 million to LGES. The notes have a conversion price of A$1.60 per ordinary share. The convertible notes will mandatorily convert into ordinary shares upon acceptance of the first purchase order under the purchase agreement with LGES, although LGES may elect to convert some or all the notes prior to such time. No interest would be payable on the notes in these circumstances.

The convertible notes may be redeemed or converted (at the election of LGES) on the maturity date, in which case interest is payable in cash (in respect of a redemption) or "in-kind" (in the case of conversion). The conversion option with LGES is accounted for as a derivative instrument.

The fair value of the conversion option (derivative financial liability) was determined using Monte Carlo Simulation methodology. The derivative financial liability is carried at fair value at each reporting date, with gains or losses being recognized in the consolidated statement of profit or loss and other comprehensive income. The remainder of the proceeds were allocated to borrowings with the liability recognized at amortized cost until extinguished on conversion or maturity of the notes. Interest is applied using the effective interest rate.

Fair Value Hierarchy

The derivative financial liability is classified as a Level 3 fair value in the fair value hierarchy as one or more of the significant inputs is not based on observable market data.

The valuation model is highly sensitive to the probability weights applied to the timing of the placement of the purchase order, which is a significant unobservable input. In the event the purchase order is placed before maturity date of the notes, the interest rate would become zero-coupon and, the fair value of the derivative would decrease by $5.7 million.